Exhibit 10.1

CONFIDENTIAL
HANMI FINANCIAL CORPORATION
Common Stock Purchase Agreement
June 27, 2011
WOORI INVESTMENT & SECURITIES
23-4 Yoido-dong Youngdungpo-gu
Seoul 150-725 Korea
Ladies and Gentlemen:
     Hanmi Financial Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to you (the “Purchaser”) that number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company as determined pursuant to the calculation set forth in Section 1(a) below (the “Shares”). The issuance and sale to the Purchaser of the Shares is to be consummated immediately subsequent to the closing of the issuance and sale of shares of the Company’s Common Stock in its proposed public offering (the “Public Offering”) pursuant to an Underwriting Agreement to be entered into by and between the Company and FBR Capital Markets & Co. (the “Underwriter”). Such Underwriting Agreement, in the form executed by the Company and the Underwriter in connection with the Public Offering, is referred to herein as the “Underwriting Agreement”.
     The Company has filed with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-3 (No. 333-163206) including a prospectus (the “Registration Statement”), for the registration of the shares to be sold in the Public Offering (the “Public Offering Shares”) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The term “Base Prospectus” means the prospectus dated November 30, 2009 included in the Registration Statement, including all information incorporated by reference therein. The term “Prospectus Supplement” means the final prospectus supplement specifically relating to the Public Offering Shares in the form first filed with the SEC pursuant to Rule 424 under the Securities Act, including all information incorporated by reference therein. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement. The term “Preliminary Prospectus” means the preliminary form of the Prospectus in the form filed with the SEC in connection with the Public Offering pursuant to Rule 424 of the Securities Act Regulations.
     1. Purchase of the Shares by the Purchaser.
          (a) The Company agrees to issue and sell the Shares to the Purchaser as provided in this agreement (the “Agreement”), and the Purchaser agrees to purchase from the Company the Shares at a price per share (the “Purchase Price”) equal to the per share public offering price in the Public Offering (prior to any underwriting discounts and commissions) (the “Offering Price”). The number of shares to be sold by the Company and purchased by the Purchaser shall equal that number of shares equal to 4.9 percent of the Company’s issued and outstanding Common Stock (after taking into account the issuance of the shares in the Public Offering); provided, however, if such share amount shall result in the Purchaser becoming the single stockholder of record or beneficial owner of the largest amount of the Company’s outstanding Common Stock at the closing (after taking into account the issuance of the shares in the Public Offering), then the number of shares to be sold by the Company and purchased by the Purchaser shall be reduced by a number such that the Purchaser becomes the stockholder of record or beneficial owner of one (1) share less than the stockholder of the second largest amount of the Company’s outstanding Common Stock at the closing.
          (b) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Purchaser, at the location and at the time of the closing of the Public Offering, subject to the satisfaction of the conditions set forth herein. The time and date of such payment for the Shares is referred to herein as the “Closing Date”. On the Closing Date, the Company shall deliver to the Purchaser a certificate executed by an officer of the Company specifying the exact number of shares that are being purchased by the Purchaser and the purchase price that is being paid therefor.
     Payment for the Shares to be purchased on the Closing Date shall be made against delivery to the Purchaser of the Shares registered in the name of the Purchaser, which Shares shall be uncertificated shares.
     2. Registration Rights. In connection with the purchase of the Shares, the Purchaser and the Company agree to enter into a Registration Rights Agreement containing customary terms and provisions for the resale registration of securities purchased in a private placement (the “Rights Agreement”), solely for the purpose of providing the Purchaser with registration rights with respect to the Shares; provided, however, the Rights Agreement shall provide (i) a covenant by the Company to file the resale registration statement within 45 calendar days following the receipt by the Company of a notice from Purchaser exercising its registration right (the “Demand Notice”) in the case of any registration eligible to made on Form S-3 or comparable form, or within 60 calendar days following the receipt of the Demand Notice by the Company in the case of any registration made on Form S-1 or comparable form; and (ii) a covenant by the Company to use its commercially reasonable efforts to cause the registration statement to be declared effective by the SEC as soon as practicable.
     3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date (except for the representations and warranties that specify that they are made as of the date that the Underwriting Agreement is entered into by the Company and the Underwriter (the “UA Execution Date”) and as of the Closing Date, which shall be made as of the UA Execution Date and as of the Closing Date):
          (a) Organization and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as now conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Section 3, “Material Adverse Effect” means any material adverse change, or any development involving a prospective material adverse change, (i) in or affecting the general affairs, management, consolidated financial position, consolidated stockholders’ equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, or (ii) that could adversely affect, prevent or delay, in any material respect, the ability of Company to perform any of its covenants or obligations under this Agreement or the Rights Agreement, or to consummate the sale and issuance of the Shares or the other transactions contemplated hereby and thereby.
          (b) Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into this Agreement and the Rights Agreement and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance and delivery of the Shares has been taken and no other corporate proceedings on the part of the Company, its officers, directors or stockholders are necessary to authorize and approve this Agreement, the Rights Agreement or the transactions contemplated hereby and thereby. Each of this Agreement and the Rights Agreement has been duly executed and delivered by the Company and constitutes (or will constitute at the Closing Date) the valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.
          (c) Valid Issuance of Shares. The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable, and as of the UA Execution Date and the Closing Date will conform to the description of the Company’s Common Stock contained in the Prospectus.
          (d) No Conflicts. The issue and sale of the Shares, the compliance by the Company with this Agreement and the Rights Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company, each as amended to date, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the

Company or the consummation by the Company of the transactions contemplated by this Agreement or the Rights Agreement, except (A) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), state securities or Blue Sky laws, or (B) where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (e) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or Bylaws, each as amended to date, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (ii) for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (f) Description of Capital Stock. As of the UA Execution Date and as of the Closing Date, the statements set forth in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Company’s capital stock, are accurate, complete and fair in all material respects.
          (g) Broker. The Company has not, and no director, officer or employee of it has, employed any broker or finder, or incurred or will incur any broker’s, finder’s or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.
          (h) Registration Statement.
               (i) The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act and the Securities Act Regulations, which became effective as of November 30, 2009, which provide for the offering of Common Stock and other securities of the Company, including the offering of the Public Offering Shares, from time to time in accordance with Rule 415(a)(1)(x) of the Securities Act Regulations, and such amendments thereof as may have been required. The Company and the proposed Public Offering meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act. The Company has complied, to the SEC’s satisfaction, with all requests of the SEC for additional or supplemental information. Any Rule 462(b) Registration Statement has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued by the SEC, and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the SEC, and any request received by the Company on the part of the SEC for additional information has been complied with.
               (ii) The Registration Statement and any Rule 462(b) Registration Statement, as of their effective dates and as of the date hereof, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary

Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the UA Execution Date and the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriter and furnished in writing by or on behalf of the Underwriter through the Underwriter to the Company expressly for use therein.
          (i) Prospectus. The Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the UA Execution Date complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the SEC, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations.
          (j) Issuer Free Writing Prospectus. The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations. Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the Closing Date did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. As of its issue date or date of first use and at all subsequent times through the UA Execution Date, each Issuer Free Writing Prospectus, if any, when considered together with the rest of the disclosure package used by the Underwriter pursuant to the Underwriting Agreement (the “Disclosure Package”), did not, and at the time of each sale of the Public Offering Shares and at the Closing Date, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriter and furnished in writing by the Underwriter to the Company expressly for use therein.
          (k) Free Writing Prospectuses. The Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the SEC in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations.
     4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that:

          (a) Organization and Qualification. The Purchaser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the country of Korea, with power and authority (corporate and other) to own its properties and conduct its business as now conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Section 4, “Material Adverse Effect” means any material adverse change, or any development involving a prospective material adverse change, (i) in or affecting the general affairs, management, consolidated financial position, consolidated stockholders’ equity or consolidated results of operations of the Purchaser and its subsidiaries, taken as a whole, or (ii) that could adversely affect, prevent or delay, in any material respect, the ability of the Purchaser to perform any of its covenants or obligations under this Agreement or the Rights Agreement, or to consummate the purchase of the Shares or the other transactions contemplated hereby and thereby.
          (b) Authorization; Enforceability. The Purchaser has the requisite corporate or other applicable organizational power and authority to enter into this Agreement and the Rights Agreement and to perform its obligations hereunder and thereunder. All corporate or other applicable organizational action on the part of the Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, and the performance of all obligations of the Purchaser hereunder and thereunder has been taken and no other corporate or other applicable organizational proceedings on the part of the Purchaser, its officers, directors or stockholders are necessary to authorize and approve this Agreement, the Rights Agreement or the transactions contemplated hereby and thereby. Each of this Agreement and the Rights Agreement has been duly executed and delivered by the Purchaser and constitutes (or will constitute at the Closing Date) the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.
          (c) No Conflicts. The purchase of the Shares, the compliance by the Purchaser with this Agreement and the Rights Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser or any of its subsidiaries is a party or by which the Purchaser or any of its subsidiaries is bound or to which any of the property or assets of the Purchaser or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the corporate charter documents of the Purchaser, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or any of its subsidiaries or any of their properties, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the purchase of the Shares by the Purchaser or the consummation by the Purchaser of the transactions contemplated by this Agreement or the Rights Agreement, except where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (d) Purchase Entirely for Own Account. The Purchaser hereby confirms that the Shares will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.
          (e) Disclosure of Information. The Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.
          (f) Restricted Securities. The Purchaser understands that the Shares are being issued in a transaction that was not, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
          (g) Legends. The Purchaser understands that the Shares may bear one or all of the following legends:
               (i) “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

               (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.
          (h) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser’s principal place of business is set forth in Section 8 below.
          (i) Broker. The Purchaser has not, and no director, officer or employee of it has, employed any broker or finder, or incurred or will incur any broker’s, finder’s or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.
     5. Conditions of Purchaser’s Obligations. The obligation of the Purchaser to purchase the Shares on the Closing Date as provided herein is subject to the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date (except to the extent any such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date, and except for the representations and warranties that specify that they are made as of the UA Execution Date and as of the Closing Date, in which case, as of the UA Execution Date and as of the Closing Date).
          (b) Public Offering Shares. The Underwriter shall have purchased, immediately prior to the purchase of the Shares by the Purchaser hereunder, the Public Offering Shares at the same purchase price (less any underwriting discounts or commissions) per share payable by the Purchaser hereunder.
          (c) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.
     6. Conditions of Company’s Obligations. The obligation of the Company to issue and sell the Shares on the Closing Date as provided herein is subject to the following conditions:
          (a) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct on the date hereof and on and as of the Closing Date (except to the extent any such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date).
          (b) Public Offering Shares. The Underwriter shall have purchased, immediately prior to the issuance and sale of the Shares by the Company hereunder, the Public Offering Shares at the same purchase price (less any underwriting discounts or commissions) per share payable by the Purchaser hereunder.

          (c) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.
     7. Termination. This Agreement shall automatically terminate upon the earliest to occur of (i) the written consent of each of the Company and the Purchaser, (ii) following the execution of the Underwriting Agreement, the termination of such Underwriting Agreement in accordance with its terms, or (iii) July 31, 2011, if the closing of the Public Offering has not occurred on or prior to such date.
     8. Miscellaneous.
          (a) Confidentiality. The Company and the Purchaser acknowledge that they have previously executed a non-disclosure agreement dated May 17, 2011 (the “Confidentiality Agreement”), which shall continue in full force and effect in accordance with its terms.
          (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.
If to the Company:
Hanmi Financial Corporation
3660 Wilshire Boulevard
Penthouse Suite A
Los Angeles, CA 90010
Fax: (213) 639-5617
Attention: Mark Yoon
With a copy to:
Greenberg Traurig, LLP
2450 Colorado Avenue
Suite 400 East
Santa Monica, CA 90404
Fax: (310) 586-0556
Attention: Mark Kelson
If to the Purchaser:
WOORI INVESTMENT & SECURITIES
23-4 Yoido-dong Youngdungpo-gu Seoul 150-725 Korea
          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. No party shall have the right to assign any of its rights or obligations under this Agreement without, in the case of the Purchaser, the prior written consent of the Company, and in the case of the Company, the Purchaser.
          (d) Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Los Angeles County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Central District of California).
          (e) Waiver of Jury Trial. The Company and the Purchaser hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          (f) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
          (g) Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          (h) Survival. The respective representations, warranties and agreements of the Company and the Purchasers contained in this Agreement shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or the Purchaser.
          (i) Entire Agreement. This Agreement, the Rights Agreement, the Lock-Up Agreement and the Confidentiality Agreement constitute the full and entire understanding and agreement between the parties with regard to the specific subject matter hereof, and any and all other written or oral agreements relating to the specific subject matter hereof existing between the parties hereto are expressly cancelled.
          (j) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
          (k) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          (l) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, HANMI FINANCIAL CORPORATION
By	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

CONFIDENTIAL

Accepted: June 27, 2011	WOORI INVESTMENT & SECURITIES
	By	/s/ Sung Ho Hwang
Sung Ho Hwang,
President and Chief Executive Officer

[Signature Page to Hanmi Financial Corporation Common Stock Purchase Agreement]